BLACKROCK FUNDSSM

Supplement dated November 5, 2008 to the
R Shares Prospectus dated January 31, 2008 of

Capital Appreciation Portfolio	Science & Technology Opportunities Portfolio
Mid-Cap Value Equity Portfolio	Global Resources Portfolio
Small Cap Value Equity Portfolio	All-Cap Global Resources Portfolio
Small Cap Core Equity Portfolio	U.S. Opportunities Portfolio
Small Cap Growth Equity Portfolio	Global Opportunities Portfolio
Asset Allocation Portfolio	International Opportunities Portfolio
Health Sciences Opportunities Portfolio

        R Shares of Science & Technology Opportunities Portfolio are currently being offered pursuant to this Prospectus. R Shares of all other Portfolios included in this Prospectus are not currently being offered for sale.

        Code No. PRO-EQ-R2-0108SUP